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                                                                     EXHIBIT 4.6

                        CURRENT ASSETS SECURITY AGREEMENT

         THIS CURRENT ASSETS SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), dated as of July 23, 1999, is among STERLING CHEMICALS, INC., a Delaware corporation, STERLING CANADA, INC., a Delaware corporation, STERLING PULP CHEMICALS US, INC., a Delaware corporation, STERLING PULP CHEMICALS, INC., a Georgia corporation, STERLING FIBERS, INC., a Delaware corporation, STERLING CHEMICALS ENERGY, INC., a Delaware corporation, and STERLING CHEMICALS INTERNATIONAL, INC., a Delaware corporation (each individually a "Borrower" and collectively the "Borrowers"), and each other Person (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for or incorporated by reference in Article I below) that may, from time to time become, pursuant to the terms of the Credit Agreement, a party to this Agreement (individually referred to as a "Grantor", and collectively referred to as the "Grantors"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as the Administrative Agent for each of the Current Assets Secured Parties.


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Revolving Credit Agreement, dated as of July 23, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and CIT, as the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, each Grantor is required to execute and deliver this Agreement;

         WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuer pursuant to

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the Credit Agreement and the execution and delivery of Rate Protection
Agreements between the Borrowers and certain Current Assets Secured Parties;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Current Assets Lenders, the Swing Line Lender and the Issuer to make Current Assets Loans and Swing Line Loans and issue Letters of Credit to the Borrowers pursuant to the Credit Agreement and (ii) the Current Assets Secured Parties to enter into Rate Protection Agreement(s), each Grantor jointly and severally agrees, for the benefit of each Current Assets Secured Party, as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION I.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Agreement" is defined in the preamble.

         "Borrower" and "Borrowers" are defined in the preamble.

         "CIT" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Collateral Account" is defined in clause (c) of Section 4.3.

         "Computer Hardware and Software Collateral" means:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;


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                  (c) all firmware associated therewith;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
         (c); and

                  (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         "Copyright Collateral" means all copyrights of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force in the United States including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office and also including the copyrights referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses in the United States, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "Credit Agreement" is defined in the first recital.

         "Current Assets Termination Date" means the date on which all Current Assets Obligations have been paid in full in cash, all Letters of Credit have been terminated, expired or Cash Collateralized, all Rate Protection Agreements have been terminated and all Current Assets Commitments have been permanently terminated.

         "Grantor" and "Grantors" are defined in the preamble.

         "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "Intercompany Note" means, with respect to any Grantor, as the payee thereunder, a promissory note substantially in the form of Exhibit D hereto (with such modifications as the Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall evidence all intercompany loans which may be made from time to time by the such Grantor to any of its Foreign Restricted Subsidiaries as the maker of such promissory note, as amended, modified or supplemented from time to time, in accordance with
Section 4.7,


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together with any promissory note of such Grantor taken in extension or renewal thereof or substitution therefor.

         "Inventory" is defined in clause (a) of Section 2.1

         "Lenders" is defined in the first recital.

         "Material Contracts" is defined in clause (c) of Section 2.1

         "Patent Collateral" means:

                  (a) all letters patent and applications for letters patent in the United States, including all patent applications in preparation for filing in the United States and including each patent and patent application referred to in Item A of Schedule II attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c) all patent licenses in the United States, including each patent license referred to in Item B of Schedule II attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, referred to in clauses (a) or (b) above, and for breach or enforcement of any patent license referred to in clause (c) above.

         "Receivables" is defined in clause (b) of Section 2.1.

         "Related Contracts" is defined in clause (b) of Section 2.1.

         "Trademark Collateral" means:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the United States or hereafter adopted or acquired in the United States, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of


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         America or any State, including those referred to in Item A of Schedule
         III attached hereto;

                  (b) all Trademark licenses in the United States, including each Trademark license referred to in Item B of Schedule III attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in clauses (a) through (c) above, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of such Trademark license.

         "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         SECTION I.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION I.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II
                                SECURITY INTEREST

         SECTION II.1. Grant of Security. Each Grantor hereby assigns, pledges, hypothecates, charges, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Current Assets Secured Parties, and hereby grants to the Administrative Agent, for


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its benefit and the ratable benefit of each of the Current Assets Secured
Parties, a continuing security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

                  (a) all inventory in all of its forms of such Grantor, wherever located, including

                           (i) all raw materials and work in process therefor,
                  finished goods thereof and materials used or consumed in the manufacture or production thereof,

                           (ii) all goods in which such Grantor has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

                           (iii) all goods which are returned to or repossessed
                  by such Grantor,

         and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

                  (b) all accounts, contracts (including, but not limited to, all service contracts, supply contracts and marketing agreements (all such service contracts, supply contracts and marketing agreements, collectively, the "Material Contracts")), contract rights, chattel paper, documents, instruments, general intangibles, including Tax refunds, of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, warehouse receipts, bills of lading, Material Contracts and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

                  (c) in furtherance of, and not in limitation of, clause (b), all Material Contracts, together with (i) all rights of such Grantor to receive monies due and to become due under or pursuant to each Material Contract, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty, guaranty or collateral security with respect to each Material Contract, (iii) all claims of such Grantor for damages arising out of or for breach or default under each Material Contract, (iv) all rights of such Grantor to terminate a Material Contract, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (v) to the extent not included in the foregoing, all proceeds of any and all of the foregoing;

                  (d) all Intellectual Property Collateral of such Grantor;


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                  (e) the Collateral Account and each Lockbox (including all deposits and investments therein and all earnings thereon);

                  (f) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

                  (g) all Intercompany Notes in which such Grantor has an interest (including each Intercompany Note described in Schedule V hereto);

                  (h) all interest and other payments and rights with respect to each Intercompany Note in which such Grantor has an interest;

                  (i) all of such Grantor's other property and rights of every kind and description and interests therein; and

                  (j) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (i), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (a) any equipment, machinery, furnishings, furniture, real property, fixtures or any other Fixed Assets in all of their forms of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories and general intangibles related thereto, or (b) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its best efforts to obtain any such required consent with respect to any material item of such Collateral.

         SECTION II.2. Security for Current Assets Obligations. This Agreement secures the payment in cash in full of all Current Assets Obligations.

         SECTION II.3. Delivery of Intercompany Notes. All Collateral comprised of Intercompany Notes shall be delivered to and held by or on behalf of (and endorsed to the order of) the Administrative Agent pursuant hereto, in suitable form for transfer by delivery.

         SECTION II.4. Payments on Intercompany Notes. In the event that any payment of principal or interest is to be made on any Intercompany Note at a time when no Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and


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is continuing or would result therefrom, such payment may be paid directly to the applicable Grantor. If any such Default or Event of Default has occurred and is continuing, then any such payment shall be paid directly to the Administrative Agent.

         SECTION II.5. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall:

                  (a) remain in full force and effect until the Current Assets Termination Date;

                  (b) be binding upon each Grantor, its successors, transferees and assigns; and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Current Assets Secured Party.

Without limiting the generality of the foregoing clause (c), any Current Assets Secured Party may assign or otherwise transfer (in whole or in part) any Current Assets Loan Commitment or Swing Line Loan Commitment or Current Assets Loan held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Current Assets Secured Party under any Loan Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 of the Credit Agreement. Upon
(i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the Current Assets Termination Date, the security interests granted herein shall automatically terminate and all rights to the applicable Collateral shall revert to the applicable Grantor with respect to (A) such Collateral (in the case of clause (i)) or (B) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor, without any representations, warranties or recourse, such documents (including applicable Intercompany Notes) as such Grantor shall reasonably request to evidence such termination or release.

         SECTION II.6. Grantor Remains Liable. Anything herein to the contrary notwithstanding:

                  (a) each Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

                  (b) the exercise by the Administrative Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and


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                  (c) neither the Administrative Agent nor any other Current
         Assets Secured Party will have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor will the Administrative Agent or any other Current Assets Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION II.7. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of any Loan
         Document;

                  (b) the failure of any Current Assets Secured Party

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrowers, any other Obligor or any other Person under the provisions of any Loan Document or otherwise or

                           (ii) to exercise any right or remedy against any
                  guarantor of, or collateral securing, any Current Assets Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Current Assets Obligations or any other extension, compromise or renewal of any Current Assets Obligations;

                  (d) any reduction, limitation, impairment or termination of any Current Assets Obligations for any reason (other than the repayment in full and in cash of all Current Assets Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any Current Assets Obligations or otherwise;

                  (e) any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of any Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral) or any amendment to or waiver or release of or addition to or consent to departure from any guaranty for any of the Current Assets Obligations; or


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                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Obligor, any surety or any guarantor.

         SECTION II.8. Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the Current Assets Termination Date. Any amount paid to any Grantor on account of any payment made hereunder prior to the Current Assets Termination Date shall be held in trust for the benefit of the Current Assets Secured Parties and shall immediately be paid to the Administrative Agent for the ratable benefit of the Current Assets Secured Parties and credited and applied against the Current Assets Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if:

                  (a) such Grantor has made payment to the Administrative Agent for the ratable benefit of the Current Assets Secured Parties of all or any part of the Current Assets Obligations; and

                  (b) the Current Assets Termination Date has occurred,

each Current Assets Secured Party agrees that, at the requesting Grantor's request, the Administrative Agent, on behalf of the Current Assets Secured Parties, will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Current Assets Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, prior to the Current Assets Termination Date, each Grantor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to the Administrative Agent or any other Current Assets Secured Party.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION III.1. Representations and Warranties. Each Grantor represents and warrants to each Current Assets Secured Party as set forth in this Article III.

         SECTION III.2. Location of Collateral, etc. All of the Inventory and Lockboxes of such Grantor are respectively located at the places specified in
Item 3 of the Perfection Certificate. None of the Inventory has, within the four months preceding the date of this Agreement if then owned by such Grantor, been located at any place other than the places specified in Item 3 of the Perfection Certificate. The place of business and chief executive office of such Grantor and the


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office where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item 3 of the Perfection Certificate. Such Grantor has no trade names other than those specified in Item 1 of the Perfection Certificate. During the four months preceding the date hereof, such Grantor has not been known by any legal name nor has it had a federal taxpayer identification number different from the one set forth on Item 2 of the Perfection Certificate, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item 1 of the Perfection Certificate. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the California U.C.C. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.6. Such Grantor is not a party to any Federal, State or local government contract except as set forth in Item 13 of the Perfection Certificate.

         SECTION III.3. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, except for the security interest created by this Agreement, the Lien in favor of the Fixed Assets Secured Parties and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Agreement or as have been filed in connection with Permitted Liens.

         SECTION III.4. Possession and Control. Each Grantor has exclusive possession and control of its Inventory except where the absence of possession and control results from actions of such Grantor in the ordinary course of business.

         SECTION III.5. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent).

         SECTION III.6. Intellectual Property Collateral. With respect to any Intellectual Property Collateral owned by such Grantor the loss, impairment or infringement of which might have a Material Adverse Effect:

                  (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) such Intellectual Property Collateral is valid and enforceable;

                  (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including (if permissible) recordations of


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

         all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and its claims to the Copyright Collateral in the United States Copyright Office;

                  (d) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party which could reasonably be expected to have a Material Adverse Effect (except for (i) Liens created under the Loan Documents, and (ii) Permitted Liens and except for rights of licensees under licenses of such Intellectual Property Collateral in the ordinary course of business); and

                  (e) with respect to any Intellectual Property Collateral that has been registered, such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and Taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect in the United States.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing necessary for or of importance to the conduct of such Grantor's business as currently conducted.

         SECTION III.7. Validity, etc. This Agreement creates a valid first-priority security interest in the Collateral securing the payment of the Current Assets Obligations, and

                  (a) in the case of Collateral comprised of negotiable documents, instruments and chattel paper, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a valid first-priority, perfected security interest; and

                  (b) in the case of all other Collateral, upon the filing of the U.C.C. financing statements (Form U.C.C.-1) delivered by such Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a valid first-priority, perfected security interest.

Each Grantor has filed all U.C.C. financing statements (Form U.C.C.-1) referred to above in the appropriate offices therefor (or has provided the Administrative Agent with copies thereof suitable for filing in such offices) and has taken all of the other actions referred to above necessary to create perfected and first-priority security interests in the applicable Collateral.

         SECTION III.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no material authorization, material approval or other action by, and no material notice to or material filing with, any Governmental Authority or regulatory body is required either
(a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and


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

performance of this Agreement by such Grantor or (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

         SECTION III.9. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every Governmental Authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral.

         SECTION III.10. As to Intercompany Notes. In the case of each Intercompany Note, all of such Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.


                                   ARTICLE IV
                                    COVENANTS

         SECTION IV.1. Certain Covenants. Each Grantor covenants and agrees that, at all times prior to the Current Assets Termination Date, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

         SECTION IV.2. As to Inventory. Such Grantor hereby agrees that it will:

                  (a) keep all the Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
         Section 3.2 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III shall be true and correct in all material respects, and all action required pursuant to the first sentence of Section 4.6 shall have been taken with respect to the Inventory; and

                  (b) pay promptly when due all property and other Taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

         SECTION IV.3. As to Receivables. (a) Such Grantor will keep its chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in Section 3.2 and shall keep its other places of business at the addresses set forth in Item 1 of the Perfection

Certificate, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.6 shall have been taken with respect to the Receivables and such other Collateral; not change its name or federal taxpayer identification number except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records.

         (b) Such Grantor shall have the right to collect, demand, receive, receipt for, sue for, compound and give acquittances for any and all amounts due or to become due on Receivables and settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances with respect to Receivables in the ordinary course of business so long as no Default of the nature set forth in Section
8.1.9 of the Credit Agreement nor any Event of Default shall have occurred and be continuing.

         (c) All proceeds of Collateral received by such Grantor shall be deposited into a deposit account of such Grantor, unless, during the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, such Grantor is otherwise notified in writing by the Administrative Agent. Following any such notice by the Administrative Agent to such Grantor pursuant to this Section, all proceeds of Collateral received by such Grantor shall be delivered in kind for deposit to an account or accounts specified by the Administrative Agent (collectively, the "Collateral Account"). Such proceeds of Collateral received by such Grantor shall, prior to deposit in the Collateral Account, be held separate and apart from, and not commingled with, any other property and in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Collateral Account.

         (d) During any time that an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Current Assets Obligations which are due and payable, including any Current Assets Obligations that have been declared due and payable pursuant to Section 8.3 of the Credit Agreement.

         (e) With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral.

         SECTION IV.4. As to Collateral. (a) Until the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority, such Grantor (i) may in the ordinary course of its business (except to the extent prohibited under any Loan Document) at its own expense, refine, process, store, transport, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except to the extent prohibited under the Credit Agreement or any other Loan Document), any raw materials, including work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request upon the occurrence and during the continuance of a Default of the nature set forth in
Section 8.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except to the extent prohibited under any Loan Document), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time upon the occurrence and during the continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent, upon the occurrence and during the continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

         (b) Upon the occurrence and during the continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, the Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

         SECTION IV.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

                  (a) such Grantor will not (i) do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to, (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any Federal or State authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any Federal or State authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable or
         (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless such Grantor shall either (x) reasonably and in good faith determine
(and notice of such determination shall have been delivered to the Administrative Agent) that any of the Intellectual Property Collateral is not of material economic value to such Grantor, or (y) in the exercise of its reasonable business judgment determines to do otherwise;

                  (b) such Grantor shall notify the Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any U.S. court) regarding such Grantor's ownership of any material item of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                  (c) in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office or the United States Copyright Office, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (d) unless such Grantor shall otherwise determine in the exercise of its reasonable business judgment, such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material item of the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and Taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)); and

                  (e) such Grantor will, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement in the forms of Exhibit A, Exhibit B and Exhibit C hereto, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any material item of the Intellectual Property Collateral.

         SECTION IV.6. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will:

                  (a) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (b) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

                  (c) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         SECTION IV.7. As to Intercompany Notes. Each Grantor will, at all times, keep pledged to the Administrative Agent pursuant hereto on a first-priority, perfected basis all Intercompany Notes and all interest, principal and other proceeds received by the Administrative Agent with respect to the Intercompany Notes. Each Grantor agrees after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Grantor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all interest, all principal, all other cash payments and all proceeds of the Intercompany Notes. Each Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Intercompany Notes included in the Collateral if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Administrative Agent or any other Current Assets Secured Party hereunder or under any Loan Document, without the prior written consent of the Administrative Agent.


                                    ARTICLE V
                            THE ADMINISTRATIVE AGENT

         SECTION V.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and during the continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise and receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.6).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION V.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.3.

         SECTION V.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Current Assets Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for:

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION V.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing from time to time, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. If an Event of Default has occurred and is continuing, the Administrative Agent shall not be required to comply with any request of the Grantor with respect to the matters described in this Section.


                                   ARTICLE VI
                                    REMEDIES

         SECTION VI.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require each Grantor to, and such Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of such Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied by the Administrative Agent against all or any part of the Current Assets Obligations as follows:

                           (i) first, to the payment of any amounts payable to
                  the Administrative Agent pursuant to Section 10.3 of the Credit Agreement and Section 6.3;

                           (ii) second, to the equal and ratable payment of
                  Current Assets Obligations, in accordance with each Current Assets Secured Party's Current Assets Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Rate Protection Agreement included in the Current Assets Obligations, as to each Current Assets Secured Party, applied

                                    (A) first to fees and expense reimbursements
                           then due to such Current Assets Secured Party,

                                    (B) then to interest due to such Current
                           Assets Secured Party,

                                    (C) then to pay or prepay principal of the
                           Current Assets Loans and Swing Line Loans owing to, or to reduce the "credit exposure" of, such Current Assets Secured Party under any Rate Protection Agreement, as the case may be, and

                                    (D) then to pay the remaining outstanding
                           Current Assets Obligations and Cash Collateralize all Letter of Credit Outstandings;

                           (iii) third, without duplication of any amounts paid
                  pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and

                           (iv) fourth, to be held as additional collateral
                  security until the Current Assets Termination Date, after which such remaining cash proceeds shall be paid over to the applicable Grantor (or the Fixed Assets Secured Parties, if applicable) or to whomsoever may be lawfully entitled to receive such surplus.

         For purposes of this Agreement, the "credit exposure" at any time of any Current Assets Secured Party with respect to a Rate Protection Agreement to which such Current Assets Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

         (c)  The Administrative Agent may

                           (i) transfer all or any part of the Collateral into
                  the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts or other writings in
                  such Grantor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral
                  and

                           (vi) execute (in the name, place and stead of such
                  Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION VI.2. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION VI.3. Indemnity and Expenses. Each Grantor hereby jointly and severally indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct and, each Grantor will, upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur, in each case, in connection with:

                  (a) the administration of this Agreement;

                  (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

                  (d) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION VII.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION VII.2. Amendments; etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and each Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION VII.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which each Grantor agrees hereunder to perform and which such Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION VII.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and addressed, delivered or transmitted, if to any Grantor, at the address or facsimile number of the Company provided for in the Credit Agreement, and, if to the Administrative Agent, at the address or facsimile number provided for in the Credit Agreement, or as to any such party at such other address or facsimile number as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, (a) if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received, or
(b) if transmitted by facsimile, shall be deemed given when transmitted (and telephonic confirmation of receipt thereof has been received).

         SECTION VII.5. Headings. The various headings of this Agreement are inserted for convenience only, and shall not affect the meaning or interpretation of this Agreement or any provisions thereof.

         SECTION VII.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION VII.7. Counterparts; Effectiveness. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement. This Agreement shall become effective as of the date first above written and be binding upon a Grantor when a counterpart hereof executed on behalf of such Grantor shall have been received by the Administrative Agent.

         SECTION VII.8. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING THE LAW OF CONFLICTS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION VII.9. Additional Grantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, together with each Schedule thereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

         SECTION VII.10. Agreement Subject to Revolver Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed by the parties hereto that this Agreement shall be subject to the terms of the Revolver Intercreditor Agreement.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                      STERLING CHEMICALS, INC.


                                      By
                                         --------------------------------------
                                         Title:


                                      STERLING CANADA, INC.


                                      By
                                         --------------------------------------
                                         Title:


                                      STERLING PULP CHEMICALS US, INC.


                                      By
                                         --------------------------------------
                                         Title:


                                      STERLING PULP CHEMICALS, INC.


                                      By
                                         --------------------------------------
                                         Title:


                                      STERLING FIBERS, INC.


                                      By
                                         --------------------------------------
                                         Title:

                                      STERLING CHEMICALS ENERGY, INC.


                                      By
                                         --------------------------------------
                                         Title:


                                      STERLING CHEMICALS INTERNATIONAL, INC.


                                      By
                                         -------------------------------
                                         Title:


                                      THE CIT GROUP/BUSINESS CREDIT, INC.
                                       as Administrative Agent, on behalf
                                        of the Current Assets Secured Parties

                                      By
                                         --------------------------------------
                                         Title:

                                                                     SCHEDULE I
                                                          to Security Agreement
                                                            ([NAME OF GRANTOR])

Perfection Certificate


                      See Exhibit M to the Credit Agreement

                                                                    SCHEDULE II
                                                          to Security Agreement
                                                            ([NAME OF GRANTOR])


Item A.  Patents



                                 Issued Patents
                                 --------------

Patent No.        Issue Date      Inventor(s)                      Title
----------        ----------      -----------                      ------


                           Pending Patent Applications
                           ---------------------------


Serial No.        Filing Date     Inventor(s)                      Title
----------        -----------     -----------                      -----


                       Patent Applications in Preparation
                       ----------------------------------


                                   Expected
Docket No.        Filing Date     Inventor(s)                      Title
----------        -----------     -----------                      ------


Item B.  Patent Licenses



                                   Effective      Expiration    Subject
Licensor          Licensee           Date             Date       Matter
--------          --------         ---------      ----------    -------

                                                                    SCHEDULE III
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

Item A.  Trademarks


                              Registered Trademarks
                              ---------------------

Trademark       Registration No.       Registration Date
---------       ----------------       -----------------


                         Pending Trademark Applications
                         ------------------------------

Trademark         Serial No.           Filing Date
---------         ----------           -----------


                      Trademark Applications in Preparation
                      -------------------------------------

                                 Expected      Products/
Trademark       Docket No.       Filing Date    Services
---------       ----------       -----------    --------



Item B.  Trademark Licenses

                                                  Effective        Expiration
Trademark         Licensor        Licensee          Date              Date
---------         --------        --------        ---------        ----------

                                                                    SCHEDULE IV
                                                          to Security Agreement
                                                            ([NAME OF GRANTOR])

Item A.  Copyrights


                              Registered Copyrights
                              ---------------------

Registration No.       Registration Date            Author(s)           Title
----------------       -----------------            ---------           -----


                   Copyright Pending Registration Applications
                   -------------------------------------------

Serial No.                 Filing Date               Author(s)          Title
----------                 -----------               ---------          -----


               Copyright Registration Applications in Preparation
               ---------------------------------------------------

                                                     Expected
Docket No.                 Filing Date               Author(s)          Title
----------                 -----------               ---------          -----


Item B.  Copyright Licenses



                                   Effective      Expiration    Subject
Licensor          Licensee           Date             Date       Matter
--------          --------         ---------      ----------    -------

                                                                     SCHEDULE V
                                                          to Security Agreement
                                                            ([NAME OF GRANTOR])


                        Trade Secret or Know-How Licenses
                        ---------------------------------


                                   Effective      Expiration    Subject
Licensor          Licensee           Date            Date        Matter
--------          --------         ---------      ----------    -------

                                                                    SCHEDULE VI
                                               to Pledge and Security Agreement
                                                             ([NAME OF GRANTOR])

Intercompany Notes
------------------

                                Maximum Amount of
                               Intercompany Loans
Maker                           Evidenced Thereby                 Date
-----                           -----------------                 ----

                                                                      EXHIBIT A
                                                          to Security Agreement


                            PATENT SECURITY AGREEMENT

         This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between ___________________, a ____________________
(the "Grantor"), and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Current Assets Secured Parties.


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Revolving Credit Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Sterling Chemicals, Inc., a Delaware corporation (the "Company"), Sterling Canada, Inc., a Delaware corporation, Sterling Pulp Chemicals US, Inc., a Delaware corporation, Sterling Pulp Chemicals, Inc., a Georgia corporation, Sterling Fibers, Inc., a Delaware corporation, Sterling Chemicals Energy, Inc., a Delaware corporation, and Sterling Chemicals International, Inc., a Delaware corporation (collectively, the "Borrowers"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Current Assets Security Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Current Assets Obligations;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Current Assets Lenders, the Swing Line Lender and the Issuer to make Current Assets Loans and Swing Line Loans and issue Letters of Credit to the Borrowers pursuant to the Credit Agreement and (ii) the Current Assets Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Current Assets Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Current Assets Obligations, the Grantor does hereby pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Current Assets Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

                  (a) all letters patent and applications for letters patent in the United States, including all patent applications in preparation for filing in the United States and including each patent and patent application referred to in Item A of Schedule I attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c) all patent licenses in the United States, including each patent license referred to in Item B of Schedule I attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, referred to in clauses (a) or (b) above, and for breach or enforcement of any patent license referred to in clause (c) above.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Current Assets Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Current Assets Secured Party thereunder) shall remain in full force and effect in accordance with its terms.


                                   Exhibit A

         SECTION 4. Release of Security Interest. Upon (i) the sale, transfer or other disposition of any Patent Collateral in accordance with the Credit Agreement or (ii) the Current Assets Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement. This Agreement shall become effective and binding as of the date first above written when a counterpart hereof executed on behalf of the Grantor shall have been received by the Administrative Agent.

         SECTION 8. Agreement Subject to Revolver Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed by the parties hereto that this Agreement shall be subject to the terms of the Revolver Intercreditor Agreement.


                                   Exhibit A

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           [NAME OF GRANTOR]


                                           By
                                             ----------------------------------
                                             Title:



                                           THE CIT GROUP/BUSINESS CREDIT, INC.
                                           as Administrative Agent, on behalf
                                           of the Current Assets Secured Parties


                                           By
                                             ----------------------------------
                                             Title:


                                   Exhibit A

                                                                     SCHEDULE I
                                                   to Patent Security Agreement


Item A.  Patents

                                 Issued Patents

Patent No.           Issue Date           Inventor(s)                Title
----------           ----------           ----------                 -----


                           Pending Patent Applications
                           ---------------------------

Serial No.           Filing Date          Inventor(s)                Title
----------           -----------          -----------                -----


                       Patent Applications in Preparation
                       ----------------------------------

                                           Expected
Docket No.           Filing Date           Inventor(s)               Title
----------           -----------           -----------               ------


Item B.  Patent Licenses

                                Effective       Expiration           Subject
Licensor        Licensee          Date             Date               Matter
--------        --------        ---------       ----------           -------

                                                                      EXHIBIT B
                                                          to Security Agreement


                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between ___________________, a ____________________
(the "Grantor"), and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Current Assets Secured Parties.


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Revolving Credit Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Sterling Chemicals, Inc., a Delaware corporation (the "Company"), Sterling Canada, Inc., a Delaware corporation, Sterling Pulp Chemicals US, Inc., a Delaware corporation, Sterling Pulp Chemicals, Inc., a Georgia corporation, Sterling Fibers, Inc., a Delaware corporation, Sterling Chemicals Energy, Inc., a Delaware corporation, and Sterling Chemicals International, Inc., a Delaware corporation (collectively, the "Borrowers"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Current Assets Security Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Current Assets Obligations;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Current Assets Lenders, the Swing Line Lender and the Issuer to make Current Assets Loans and Swing Line Loans and issue Letters of Credit to the Borrowers pursuant to the Credit Agreement, and (ii) the Current Assets Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Current Assets Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Current Assets Obligations, the Grantor does hereby pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Current Assets Secured Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the United States or hereafter adopted or acquired in the United States, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State, including those referred to in Item A of Schedule I attached hereto;

                  (b) all Trademark licenses in the United States, including each Trademark license referred to in Item B of Schedule I attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license referred to in clauses (a)


                                   Exhibit B
         through (c) above, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any such Trademark license.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Current Assets Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Current Assets Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon (i) the sale, transfer or other disposition of any Trademark Collateral in accordance with the Credit Agreement or (ii) the Current Assets Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement. This Agreement shall become effective and binding as of the date first above written when a counterpart hereof executed on behalf of the Grantor shall have been received by the Administrative Agent.

         SECTION 8. Agreement Subject to Revolver Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed by the parties hereto that this Agreement shall be subject to the terms of the Revolver Intercreditor Agreement.

                                   Exhibit B

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                         [NAME OF GRANTOR]

                                         By
                                           -------------------------------------
                                            Title:



                                         THE CIT GROUP/BUSINESS CREDIT, INC. as
                                         Administrative Agent, on behalf of
                                         the Current Assets Secured Parties

                                         By
                                           -------------------------------------
                                            Title:


                                   Exhibit B

                                                                     SCHEDULE I
                                                to Trademark Security Agreement


Item A.  Trademarks


                              Registered Trademarks
                              ---------------------

Trademark     Registration No.       Registration Date
---------     ----------------       ------------------


                         Pending Trademark Applications
                         ------------------------------

Trademark        Serial No.             Filing Date
---------        ----------             -----------


                      Trademark Applications in Preparation
                      -------------------------------------

                                  Expected     Products/
Trademark       Docket No.       Filing Date   Services
---------       ---------        -----------   ---------


Item B.  Trademark Licenses


                                                    Effective    Expiration
Trademark          Licensor          Licensee          Date         Date
---------          --------          --------       ---------    ----------

                                                                      EXHIBIT C
                                                         to  Security Agreement


                          COPYRIGHT SECURITY AGREEMENT

         This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between ___________________, a ____________________
(the "Grantor"), and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Current Assets Secured Parties.


                              W I T N E S S E T H :

         WHEREAS, pursuant to a Revolving Credit Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Sterling Chemicals, Inc., a Delaware corporation (the "Company"), Sterling Canada, Inc., a Delaware corporation, Sterling Pulp Chemicals US, Inc., a Delaware corporation, Sterling Pulp Chemicals, Inc., a Georgia corporation, Sterling Fibers, Inc., a Delaware corporation, Sterling Chemicals Energy, Inc., a Delaware corporation, and Sterling Chemicals International, Inc., a Delaware corporation (collectively, the "Borrowers"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrowers;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Current Assets Security Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Current Assets Obligations;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Current Assets Lenders, the Swing Line Lender and the Issuer to make Current Assets Loans and Swing Line Loans and issue Letters of Credit to the Borrowers pursuant to the Credit Agreement, and (ii) the Current Assets Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Current Assets Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Current Assets Obligations, the Grantor does hereby pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Current Assets Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force in the United States including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office and also including the copyrights referred to in Item A of
Schedule I attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses in the United States, including each copyright license referred to in Item B of Schedule I attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto in the United States, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Current Assets Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Current Assets Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon (i) the sale, transfer or other disposition of any Copyright Collateral in accordance with the Credit Agreement or (ii) the Current Assets Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.


                                    Exhibit C

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement. This Agreement shall become effective and binding as of the date first above written when a counterpart hereof executed on behalf of the Grantor shall have been received by the Administrative Agent.

         SECTION 8. Agreement Subject to Revolver Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed by the parties hereto that this Agreement shall be subject to the terms of the Revolver Intercreditor Agreement.


                                    Exhibit C
                                       -3-

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         [NAME OF GRANTOR]

                                         By
                                            -----------------------------------
                                             Title:



                                         THE CIT GROUP/BUSINESS CREDIT, INC. as
                                         Administrative Agent, on behalf of
                                         the Current Assets Secured Parties

                                         By
                                            -----------------------------------
                                             Title:


                                   Exhibit C

                                                                     SCHEDULE I
                                                to Copyright Security Agreement


Item A.  Copyrights


                              Registered Copyrights
                              ---------------------

Registration No.       Registration Date         Author(s)             Title
----------------       -----------------         ---------             -----


                   Copyright Pending Registration Applications
                   -------------------------------------------

Serial No.               Filing Date              Author(s)            Title
----------               -----------              ---------            -----


               Copyright Registration Applications in Preparation
               --------------------------------------------------

                                                   Expected
Docket No.               Filing Date               Author(s)            Title
----------               -----------               ---------            -----


Item B.  Copyright Licenses


                                   Effective         Expiration        Subject
Licensor          Licensee           Date              Date            Matter
--------          ---------        ---------         -----------       -------

                                                                      EXHIBIT D
                                                          to Security Agreement


                                 PROMISSORY NOTE


$2,000,000                                                        July __, 1999


         FOR VALUE RECEIVED, the undersigned, [FOREIGN RESTRICTED SUBSIDIARY], a _______________ corporation (the "Maker"), promises to pay to the order of
______________, a _______________ corporation (the "Payee"), on demand, TWO
MILLION DOLLARS ($2,000,000) or, if less, the aggregate unpaid principal amount of all intercompany loans made by the Payee to the Maker. Terms not otherwise defined herein are defined in the Revolving Credit Agreement, dated as of July __, 1999 (together with all amendments, supplements and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), among the Payee, each other Borrower party thereto, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and The CIT Group/Business Credit, Inc., as the Administrative Agent.

         The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to such rate per annum as shall be agreed upon from time to time by the Payee and the Maker payable at such times as shall be agreed upon by the Payee and the Maker, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments and may be recorded on the books and records of the Maker and the Payee and may be recorded on the grid attached hereto by the holder hereof (including recordations made by the Administrative Agent as pledgee). Upon notice from the Administrative Agent that a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

         This Note is one of the Pledged Notes referred to in the Security Agreement, and evidences Indebtedness permitted under the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, and notice thereof having been delivered by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and make demand, and enforce all rights with respect to, the Indebtedness evidenced by this Note.

         Payee agrees that this Note is subordinate in right of payment to all Obligations of Maker and all obligations of Maker in respect of Indebtedness outstanding under the Senior Secured Note Documents.

         Reference is made to the Credit Agreement for a description of the Security Agreements pursuant to which this Note has been pledged to the Administrative Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

         In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING THE LAW OF CONFLICTS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                          [NAME OF MAKER]


                                          By:
                                              ---------------------------------
                                              Title:
                                                    ---------------------------

                                          Pay to the order of:

                                          -------------------------------------


                                          [NAME OF PAYEE]

                                          By:
                                              ---------------------------------
                                              Title:
                                                    ---------------------------

                                      GRID

         Intercompany Loans made by _______ to _______ and payments of principal of such Loans.


===============================================================================
                  Amount of        Amount of       Outstanding
                Intercompany       Principal        Principal       Notation
    Date            Loan            Payment          Balance         Made By
------------    -------------    -------------    -------------   -------------
------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------

------------    -------------    -------------    -------------   -------------
===============================================================================

                                                                        ANNEX I
                                                          to Security Agreement


                        SUPPLEMENT TO SECURITY AGREEMENT

         THIS SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Current Assets Security Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.9 thereof (each, individually, a "Grantor", and, collectively, the "Grantors"), and THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent for each of the Current Assets Secured Parties (such capitalized term and all other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Security Agreement), is made by the undersigned.


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Revolving Credit Agreement, dated as of July __, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Sterling Chemicals, Inc., a Delaware corporation (the "Company"), Sterling Canada, Inc., a Delaware corporation, Sterling Pulp Chemicals US, Inc., a Delaware corporation, Sterling Pulp Chemicals, Inc., a Georgia corporation, Sterling Fibers, Inc., a Delaware corporation, Sterling Chemicals Energy, Inc., a Delaware corporation, and Sterling Chemicals International, Inc., a Delaware corporation (collectively, the "Borrowers"), the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrowers;


         WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the undersigned is required to execute and deliver this Supplement;

         WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Security Agreement;

         WHEREAS, the Security Agreement provides that additional parties may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 7.9 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

         WHEREAS, the undersigned desires to become a Grantor under the Security Agreement in order to induce the Current Assets Secured Parties to continue to make and maintain Current Assets Loans and Swing Line Loans and issue and maintain Letters of Credit under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Current Assets Secured Party, as follows:

         SECTION 1. In accordance with the Security Agreement, the undersigned by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto as a Grantor. In furtherance of the foregoing, each reference to a "Grantor" in the Security Agreement shall be deemed to include the undersigned and the Schedules hereto shall be deemed to be Schedules thereto.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

         SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. Any provision of this Supplement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Security Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING THE LAW OF CONFLICTS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST


                                     Annex I

HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 7. This Supplement hereby incorporates by reference the provisions of the Security Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Security Agreement.

         SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement. This Supplement shall become effective and binding as of the date first above written when a counterpart hereof executed on behalf of the Grantor shall have been received by the Administrative Agent.


         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               [NAME OF ADDITIONAL GRANTOR]


                                               By
                                                  ------------------------------
                                                   Title:

ACKNOWLEDGED AND ACCEPTED BY:

THE CIT GROUP/BUSINESS CREDIT, INC.
as Administrative Agent, on behalf of the Current Assets Secured Parties


By
  --------------------------------
   Title:


                                     Annex I

                                                                     SCHEDULE I
                                                           to Supplement No. __
                                                          to Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])

Perfection Certificate

                      See Exhibit M to the Credit Agreement

                                                                    SCHEDULE II
                                                          to Supplement No. ___
                                                          to Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


Item A.  Patents

                                 Issued Patents
                                 --------------

Patent No.        Issue Date         Inventor(s)                Title
----------        ----------         -----------                -----


                           Pending Patent Applications
                           ---------------------------

Serial No.        Filing Date        Inventor(s)                Title
----------        -----------        -----------                -----


                       Patent Applications in Preparation
                       ----------------------------------

                                      Expected
Docket No.        Filing Date        Inventor(s)                Title
----------        -----------        -----------                -----



Item B.  Patent Licenses

                                   Effective      Expiration       Subject
Licensor          Licensee           Date            Date          Matter
--------          --------         ---------      ----------       -------

                                                                   SCHEDULE III
                                                          to Supplement No. ___
                                                          to Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


Item A.  Trademarks


                              Registered Trademarks
                              ---------------------

Trademark       Registration No.       Registration Date
---------       ----------------       -----------------


                         Pending Trademark Applications
                         -------------------------------

Trademark          Serial No.          Filing Date
---------          ----------          -----------


                      Trademark Applications in Preparation
                      -------------------------------------

                                   Expected      Products/
Trademark       Docket No.       Filing Date     Services
---------       ----------       -----------     ---------


Item B.  Trademark Licenses


                                                   Effective      Expiration
Trademark         Licensor           Licensee         Date            Date
---------         --------           --------      ---------      ----------

                                                                    SCHEDULE IV
                                                          to Supplement No. ___
                                                          to Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


Item A.  Copyrights


                              Registered Copyrights
                              ---------------------

Registration No.        Registration Date         Author(s)            Title
----------------        -----------------         ---------            -----


                   Copyright Pending Registration Applications
                   -------------------------------------------

Serial No.                Filing Date             Author(s)            Title
----------                -----------             ---------            ------


               Copyright Registration Applications in Preparation
               --------------------------------------------------

                                                   Expected
Docket No.                Filing Date              Author(s)           Title
---------                 -----------              ---------           -----


Item B.  Copyright Licenses

                                  Effective        Expiration         Subject
Licensor         Licensee           Date             Date             Matter
--------         --------         ---------        ----------         -------

                                                                     SCHEDULE V
                                                          to Supplement No. ___
                                                          to Security Agreement
                                                 ([NAME OF ADDITIONAL GRANTOR])


                        Trade Secret or Know-How Licenses
                        ---------------------------------


                                 Effective       Expiration         Subject
Licensor        Licensee           Date             Date            Matter
--------        --------         ---------       ----------         -------